CANTOR SELECT PORTFOLIOS TRUST

CANTOR FITZGERALD HIGH INCOME FUND

(Class A Shares: ATPAX)

(Institutional Class Shares: ATPYX)

(Class R6 Shares: ATPRX)

Supplement dated October 30, 2026

to the Summary Prospectus, Prospectus, and

Statement of Additional Information dated October 2, 2026

Effective November 6, 2026, the name of the Cantor Fitzgerald High Income Fund will be changed to the Cantor Fitzgerald Volatility Managed Income Fund.

In addition, effective November 6, 2026, the second paragraph of the section “Principal Investment Strategies” in the summary prospectus and “Additional Information About the Funds’ Investment Objective, Principal Investment Strategies, and Risks” is hereby replaced with the following:

The bonds the Fund purchases can be of any maturity, but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2025 was 4.76 years. Maturity is the length of time during which the owner of the bond will receive interest payments on the investment. The Advisor may vary the composition of the Fund’s portfolio to adjust the weighted-average effective maturity, duration, yield curve positioning and overall credit quality rating of the portfolio to reflect its analysis of interest rate trends and credit fundamentals to mitigate the volatility of the Fund’s NAV. Thus, the Advisor may attempt to shorten the Fund’s weighted-average effective maturity and duration when the Advisor expects interest rates to rise and to lengthen it when it expects interest rates to fall. The adjustments to portfolio duration and yield curve positioning could mitigate the potential volatility in bond prices in a rising rate environment. In addition, when the Advisor determines there could be a period of economic weakness, allocations to lower-rated credits could be reduced, which may reduce the volatility of bond prices in the portfolio.

Please retain this Supplement for future reference.